Exhibit 99.1

Beneficial Mutual Bancorp Investor Presentation First Quarter - Ended March 31, 2012
SAFE HARBOR STATEMENT This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants.
COMPANY SNAPSHOT Founded in 1853 Oldest and largest bank headquartered in Philadelphia 3rd largest publicly traded mutual holding company by Assets
PRESENTATION TOPICS Our Market Current Focus Financial Performance Asset Quality St. Edmond's Update
OUR MARKET - GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 118 banking institutions in the Philadelphia metro area including Beneficial 87 of these institutions have less than 10 branch locations Only 10 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Source: SNL Interactive
OUR MARKET - GREATER PHILADELPHIA AREA 5th largest metropolitan region in the U.S. 63 colleges and universities Median household income of $58k versus national median of $50k 60 branches (35 in PA, 25 in NJ) Population of 6.0 million Sources: U.S. Census Bureau, SNL Interactive (2011)
OUR PRESENCE & MARKET OPPORTUNITY #1 Ranked Thrift and #9 Overall in Philadelphia MSA Still have opportunities for growth in our marketplace Source: SNL Interactive (2011)
PRESENTATION TOPICS Our Market Current Focus Financial Performance Asset Quality St. Edmond's Update
CURRENT FOCUS Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Active balance sheet management Opportunistic acquisition strategy Continue to evaluate second step based on market and strategy Improved Profitability Balance sheet mix, and loan and deposit pricing Focused on operating efficiency, and cost structure Developing and growing fee based businesses - completed build-out of mortgage banking team Expanding C&I and Small Business teams to organically grow commercial loan portfolio
CURRENT FOCUS Relationship banking & focused deposit gathering Align our products and services to our customers' needs BankThanks Reward Program Mobile Banking All-Purpose Small Business Packages with Interest Bearing Checking Accounts Drive core business growth Development of alternative delivery channels Improve pricing and mix of municipal deposits Credit risk management Maintaining prudent underwriting standards Continue credit and loss prevention discipline Reducing non-performing asset levels Maximizing recovery of workout loans
PRESENTATION TOPICS Our Market Current Focus Financial Performance Asset Quality St. Edmond's Update
2012 Q1 SUMMARY Net income of $3.9 million, or $0.05 per share, for the quarter ended March 31, 2012, compared to net loss of $898 thousand, or ($0.01) per share, for the quarter ended March 31, 2011 Non-performing assets decreased $5.4 million, or 3.5% during the quarter to $148.7 million as compared to $154.1 million at December 31, 2011 and $161.7 million at March 31, 2011 Mortgage banking revenue of $0.9 million recognized during the quarter generated primarily from the mortgage banking team established in 2011 Allowance for Loan Losses as a percentage of total loans outstanding increased to 2.16% as compared to 2.10% at December 31, 2011 and 1.71% at March 31, 2011 Core deposits (excluding municipal deposits) increased $100 million or 4.8% on a linked quarter basis Capital levels remained strong with Tangible Common Equity/Tangible Assets increasing by 10 bps to 11.40% as compared to 11.30% at December 31, 2011 Received approvals from Regulators for Beneficial's merger with SE Financial Corp. and consummated the transaction on April 3rd
STATEMENT OF OPERATIONS Returned to profitability in 2011. Further improvement in Q1 2012.
NET INTEREST MARGIN Despite the low interest rate environment, our net interest margin has remained relatively stable NII has declined since Q1 2011, as a result of our decision to shrink the balance sheet by running off higher cost municipal deposits which strengthened capital and our interest rate risk position
LOAN COMPOSITION Total Loans = $2.6 billion $ in millions Loan balances decreased during the quarter primarily driven by our decision to sell agency eligible mortgage loans originated by our mortgage banking team to better position the balance sheet for interest rate risk, partially offset by increases in commercial real estate and auto loans. We expect loan demand to remain weak in 2012.
AVERAGE LOANS Yields have decreased given a declining interest rate environment and increases in nonaccrual loans, but have remained relatively consistent since 2009 New Chief Lending Officer has completed build out of the Mortgage Team; and is in the process of building out C&I and Small Business teams $ in millions
DEPOSIT COMPOSITION Total Deposits = $3.6 billion; Total Core Deposits = $2.79 billion (78%) $ in millions Core deposit balances (excluding municipal deposits) increased $100 million or 4.8% on a linked quarter basis Municipal deposit decrease of $71 million or 10.5% consistent with strategy to reduce certain high cost deposits
AVERAGE DEPOSITS $ in millions Cost of deposits has significantly declined with steady growth in deposit balances Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Aggressively re- priced and ran off the municipal deposit portfolio in 2011
AVERAGE BORROWINGS Cost of borrowings has declined along with underlying balances $ in millions
EFFICIENCY RATIO Efficiency ratio has improved since 2010 due to effective cost management measures Focused on improving operating efficiency Additional non-interest expense anticipated in 2012 with build out of Credit and Lending functions (1) Includes restructuring charges incurred for the respective periods (1) 72.1%
CAPITAL LEVELS REMAIN STRONG
CAPITAL LEVELS REMAIN STRONG Tangible Common Equity/Tangible Asset ratio remains strong at 11.40% and Tier 1 RBC is well above well-capitalized requirement Tier 1 Risk Based Capital (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data TCE/TCA (Holding Co.) TCE/TCA (Holding Co.) Excess Capital Well- Capitalized: 6% $298 Mil $149 Mil
BENEFICIAL COMMON SHARE REPURCHASES 61,400 shares repurchased during the quarter under Beneficial's stock repurchase plan adopted in September 2011 Company will continue to repurchase shares in accordance with program guidelines Approximately 2.182 million shares remaining to be repurchased under the Plan
PRESENTATION TOPICS Our Market Current Focus Financial Performance Asset Quality St. Edmond's Update
2012 Q1 ASSET QUALITY Credit costs have decreased during the quarter but continue to have a significant impact on our financial results During the quarter we recorded a provision for credit losses of $7.5 million compared to $10.0 million in the prior year We have seen some improvement in our credit quality with non-performing assets decreasing $5.4 million during the first quarter of 2012 to $148.7 million, as compared to $154.1 million at December 31, 2011. However charge-offs remain high. We remain cautious as we continue to build our Allowance for Loan Loss with the reserve coverage ratio now at 2.16%, which is markedly higher than our peer group's average We expect that the provision for credit losses will remain elevated in 2012 as we continue to focus on reducing our non-performing asset levels
ASSET QUALITY Non-Performing Assets declined $5.4 million for the quarter Non-Performing Assets include $26.1 million of guaranteed student loans Commercial classified loans declined $7.7 million for the quarter
ASSET QUALITY Even though we have started to see some signs of stabilization in the commercial loan portfolio, we continue to build loan loss reserves
NON-PERFORMING LOANS Conservative treatment for non-accrual loans All loans put on non-accrual status as 90 days past due and charged off to their collateral value based on updated appraisals
PRESENTATION TOPICS Our Market Current Focus Financial Performance Asset Quality St. Edmond's Update
ST. EDMOND'S TRANSACTION HIGHLIGHTS In-Market Strategic Acquisition Strengthens Presence within our Footprint Enhances customer base in 3 PA locations, and provides us with a presence in 2 new locations Will become # 1 in affluent suburb of Ardmore Stronger presence in South Philadelphia adding over 3,900 accounts and $64 million in deposits with a loyal customer base. Provides us with a presence in Deptford, NJ and Roxborough, PA Favorable Economics Accretive to 2012 EPS (9 months of earnings assuming April 1, 2012 closing; 12% accretive on an annualized basis) (1) Approx. 45% Estimated Cost Savings (with an assumption of retaining key personnel) Low Capital Dilution Low Execution Risk Comprehensive due diligence process $300 million asset size allows for a simple, smooth, timely conversion In-market transaction Cost savings are achievable given market overlap and manageable size (1) Assumes $1.4 million in cost savings in 2012
TRANSACTION SUMMARY Transaction value includes vesting of stock options with an estimated cost of approximately $1 million and includes 47,900 shares of SE Financial stock owned by Beneficial
STRENGTHENS BENEFICIAL'S FOOTPRINT & DENSITY Beneficial: 60 locations St. Edmond's: 5 locations Beneficial maintains its rank as the largest Thrift in Philadelphia MSA and 9th overall In-Market Transaction strengthens customer base within footprint; will be # 1 in Ardmore, PA Branch overlap at 3 locations provides opportunity for approx. 45% Cost Savings
PRO FORMA LOANS & DEPOSITS Beneficial St. Edmond's Beneficial Pro Forma $2.55 billion $0.17 billion $3.59 billion Beneficial St. Edmond's $0.27 billion Beneficial Pro Forma $3.86 billion $2.72 billion
PRO FORMA FINANCIAL IMPACT Favorable Economics Accretive to EPS immediately in 2012 (excluding merger expenses) Estimated Cost Savings of $1.8 million in 2012 and $3.6 million in 2013 Fully converted tangible book value dilution estimate of 1.7% Pro Forma Capital Position Remains Strong TCE/TA projected at 10.45% Tier 1 Leverage projected at 9.21%
APPENDIX A - PEER GROUP LIST First National Bank of Pennsylvania Northwest Savings Bank First Commonwealth Bank Provident Bank (NJ) Investors Savings Bank National Penn Bank NBT Bank, N.A. Community Bank, N.A. S&T Bank Hudson Valley Bank Dime Savings Bank TrustCo Bank Wilmington Savings Fund Society, FSB Provident Bank (NY) Flushing Savings Bank, FSB Kearney Federal Savings Bank Lakeland Bank Tompkins Trust Company